                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               January 31, 2002




                                Address of principal executive           State or other
Exact name of registrant        offices; zip code; registrant's          jurisdiction of
as specified in its             telephone number, including area         incorporation or
charter; Commission File        code:                                    organization; IRS Employer
No.:                                                                     Identification No.:
--------------------------      ---------------------------------        ---------------------------

DQE, Inc.                       Cherrington Corporate Center,            Pennsylvania
1-10290                         Suite 100, 500 Cherrington               25-1598483
                                Parkway, Coraopolis, PA 15108-
                                3184
                                412-269-0700

Duquesne Light                  411 Seventh Avenue                       Pennsylvania
Company                         Pittsburgh, PA  15219                    25-0451600
1-956                           412-393-6000

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Items 1-4.  Not applicable.

Item 5. Other Events and Regulation FD Disclosure.

     Incorporated herein by reference to Exhibit 99.1 is the earnings release for 2001, issued on January 31, 2002.

Item 6.  Not applicable.

Item 7.  Financial Statements and Exhibits.

     99.1  Earnings release for 2001, issued on January 31, 2002.

Items 8-9.  Not applicable.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               DQE, Inc.
                                              -----------
                                              (Registrant)


Date    February 19, 2002               /s/ Frosina C. Cordisco
     ------------------------           ---------------------------
                                                (Signature)
                                            Frosina C. Cordisco
                                        Vice President and Treasurer


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Duquesne Light Company
                                           ---------------------------
                                                   (Registrant)


Date    February 19, 2002                     /s/ Frosina C. Cordisco
     ------------------------              -----------------------------
                                                    (Signature)
                                                Frosina C. Cordisco
                                             Vice President and Treasurer